LiveWell Variable AnnuitySM

Flexible Premium Deferred Variable Annuity

issued by:  Midland National Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated December 6, 2012

to Prospectuses Dated October 1, 2012

This Supplement describes an important change that is being made to one of the investment options available under your Contract. Please read this Supplement carefully and retain it with your Prospectus for future reference.

With respect to the AllianceBernstein VPS Small Cap Growth Portfolio, this supplement will alter the prospectus listed above in the following manner:

On page two of the prospectus, under Separate Account investment options currently available under Your Contract, the following portfolio will be closed to new investors effective January 1, 2013.

                        AllianceBernstein VPS Small Cap Growth Portfolio

Under the section titled Appendix A – Separate Account Investment Options; add the following reference to footnote 1.

                        AllianceBernstein VPS Small Cap Growth Portfolio1

Under the section titled Appendix A – Separate Account Investment Options; add the following footnote after the table:

1This Investment Option will be closed to new investors as of January 1, 2013. If You have money invested in this Investment Option as of the close of business on Monday, December 31, 2012, You may continue to make additional investments into the portfolio.  However, if You redeem or transfer completely out of this Investment Option after this date, You will not be able to reinvest in the portfolio.

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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, P.O. Box 758547, Topeka, Kansas, 66675-8547.

Please retain this supplement for future reference.